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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

                              ---------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rules
    14a-6(e)(2) and 14c-5(d)(2))

[ ] Definitive Proxy/Information Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       UNITED INTERNATIONAL HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       UNITED INTERNATIONAL HOLDINGS, INC.
                              d/b/a UNITEDGLOBALCOM
                              CLASS A COMMON STOCK
      Proxy for Special Meeting of Stockholders to be held on July 23, 1999


     The undersigned hereby appoints Gene W. Schneider, Michael T. Fries and Ellen P. Spangler or any one of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Special Meeting (the "Meeting") of Stockholders of UNITED INTERNATIONAL HOLDINGS, INC. (the "Company") to be held on July 23, 1999, and at any adjournments or postponements thereof, and to vote thereat all the shares of Class A Common Stock of the Company held of record by the undersigned at the close of business on June 14, 1999, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF BOTH PROPOSALS TO AMEND THE COMPANY'S SECOND RESTATED CERTIFICATE OF INCORPORATION. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS RECOMMENDATIONS.

     This proxy revokes all proxies with respect to the Meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting and the Proxy Statement relating to the Meeting is hereby acknowledged.


                   (Continued and to be signed on other side)

                              CLASS A COMMON STOCK


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For the Proposals stated below.

PROPOSAL 1:  Approval of the
amendment to the Company's Second Restated
Certificate of Incorporation                                  FOR        AGAINST
changing the Company's name.                                  ABSTAIN


PROPOSAL 2: Approval of the amendment
to the Company's Second Restated
Certificate of Incorporation to
increase the number of authorized
shares of Class A Common Stock and
permit future increases or decreases                          FOR        AGAINST
in the number of authorized shares                            ABSTAIN
of Class A Common Stock and Class B Common
Stock to be approved without separate
class votes.

In their discretion, the named proxies may vote on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


PLEASE SIGN, AND DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN BELOW, NO BOXES NEED TO BE CHECKED.






Signature(s)____________________________________________________________________
Date:______________________ Please sign exactly as name appears above. When shares are held jointly, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              FOLD AND DETACH HERE

PROXY

                       UNITED INTERNATIONAL HOLDINGS, INC.
                              d/b/a UNITEDGLOBALCOM
                              CLASS B COMMON STOCK
      Proxy for Special Meeting of Stockholders to be held on July 23, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gene W. Schneider, Michael T. Fries and Ellen P. Spangler or any one of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Special Meeting (the "Meeting") of Stockholders of UNITED INTERNATIONAL HOLDINGS, INC. (the "Company") to be held on July 23, 1999, and at any adjournments or postponements thereof, and to vote thereat all the shares of Class B Common Stock of the Company held of record by the undersigned at the close of business on June 14, 1999, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF BOTH PROPOSALS TO AMEND THE COMPANY'S SECOND RESTATED CERTIFICATE OF INCORPORATION. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS RECOMMENDATIONS.

     This proxy revokes all proxies with respect to the Meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting and the Proxy Statement relating to the Meeting is hereby acknowledged.


                   (Continued and to be signed on other side)

                              CLASS B COMMON STOCK


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For the Proposals stated below.

PROPOSAL 1:  Approval of the
amendment to the Company's Second Restated
Certificate of Incorporation                                  FOR        AGAINST
changing the Company's name.                                  ABSTAIN


PROPOSAL 2: Approval of the amendment
to the Company's Second Restated
Certificate of Incorporation to
increase the number of authorized
shares of Class A Common Stock and
permit future increases or decreases                          FOR        AGAINST
in the number of authorized shares                            ABSTAIN
of Class A Common Stock and Class B Common
Stock to be approved without separate
class votes.

In their discretion, the named proxies may vote on such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


PLEASE SIGN, AND DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN BELOW, NO BOXES NEED TO BE CHECKED.






Signature(s)____________________________________________________________________
Date:______________________ Please sign exactly as name appears above. When shares are held jointly, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.